Exhibit 10.1

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of May 31, 2017, among MERITAGE HOMES CORPORATION, a Maryland corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent on behalf of the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and as Swingline Lender and as Issuing Lender and the Lenders party hereto.

RECITALS:

A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of June 13, 2014, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 9, 2015, and that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 29, 2016 (as the same may be further amended, modified and supplemented and in effect from time to time, the “Credit Agreement”; and, except as otherwise herein expressly provided, all capitalized terms used herein shall have the meaning assigned to such terms in the Credit Agreement).

B.    The Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement as more fully set forth herein.

C.    As of the date hereof, a new Lender, Mizuho Bank, Ltd., has become a Lender under the Credit Agreement (as amended by this Amendment).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.    Amendment of Credit Agreement. Effective as of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

(a)    The cover page of the Credit Agreement is hereby amended by amending and restating the references to Documentation Agents, Joint Lead Bookrunners and Joint Lead Arrangers to read in their entirety as follows:

“BANK OF AMERICA, N.A., PNC CAPITAL MARKETS, LLC, ROYAL BANK OF CANADA, U.S. BANK NATIONAL ASSOCIATION, and MIZUHO BANK, LTD., as Documentation Agents”

“JPMORGAN CHASE BANK, N.A., CITIGROUP GLOBAL MARKETS INC., MERRILL LYNCH PIERCE, FENNER & SMITH INCORPORATED, PNC CAPITAL MARKETS, LLC, ROYAL BANK OF CANADA, U.S. BANK NATIONAL ASSOCIATION, and MIZUHO BANK, LTD., as Joint Lead Bookrunners”

“JPMORGAN CHASE BANK, N.A., CITIGROUP GLOBAL MARKETS INC., MERRILL LYNCH PIERCE, FENNER & SMITH INCORPORATED, PNC CAPITAL MARKETS, LLC, ROYAL BANK OF CANADA, U.S. BANK NATIONAL ASSOCIATION, and MIZUHO BANK, LTD., as Joint Lead Arrangers”

(b)    The opening paragraph on page 1 of the Credit Agreement is hereby amended by removing “DEUTSCHE BANK SECURITIES INC.”, “MERRILL LYNCH PIERCE, FENNER & SMITH INCORPORATED” and “REGIONS BANK” from the list of entities identified as documentation agents, and adding “BANK OF AMERICA, N.A.” and “MIZUHO BANK, LTD.” to the list of entities identified as documentation agents.

(c)    The following defined terms is hereby added to Section 1.1 of the Credit Agreement as follows:

“Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.

(d)    The following defined terms in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Arrangers”: collectively, JPMorgan Chase Bank, N.A., Citigroup Global Markets Inc., Merrill Lynch Pierce, Fenner & Smith Incorporated, PNC Capital Markets, LLC, Royal Bank Of Canada, U.S. Bank National Association and Mizuho Bank, Ltd.

“Class A Commitment”: as to any Class A Lender, the obligation of such Class A Lender, if any, to make Class A Revolving Loans and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Commitment” opposite such Class A Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Class A Commitments is $565,000,000.

“Class A Termination Date”: July 9, 2021, subject, however, to earlier termination of the Total Commitment pursuant of the terms of this Agreement.

“Commitment”: with respect to each Class A Lender, such Class A Lender’s Class A Commitment and with respect to each Class B Lender, such Class B Lender’s Class B Commitment. The original amount of the Total Commitment is $625,000,000.

“Documentation Agent”: collectively, Bank of America, N.A., PNC Capital Markets, LLC, Royal Bank Of Canada, U.S. Bank National Association, and Mizuho Bank, Ltd.

(e)    The definition of “Defaulting Lender” in Section 1.1 of the Credit Agreement is hereby amended to add at the end of clause (d) thereof the following words: “(each such event in this clause (d), a “Bankruptcy Event”)”.

(f)    Clause (a) of the definition of “Eligible Assignee” in Section 1.1 of the Credit Agreement is hereby amended to add at the words “or its Lender Parent” after the words “Defaulting Lender”.

(g)    The definition of “Federal Funds Effective Rate” in Section 1.1 of the Credit Agreement is hereby amended to add the following proviso at the end: “, provided that if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement”.

(h)    The definition of “L/C Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated to read as follows:

“L/C Commitment”: up to $312,500,000, provided, however, that it is acknowledged and agreed that notwithstanding the foregoing maximum L/C Commitment, as of May 31, 2017, the aggregate amount of Issuing Lender Letter of Credit Commitments set forth on Schedule 3.1A is $250,000,000, and the foregoing maximum L/C Commitment is subject to the consent by one or more Issuing Lenders to increase its Letter of Credit Commitment by an amount, which when added to the Letter of Credit Commitments of all the Issuing Lenders as of May 26, 2017, does not exceed the maximum L/C Commitment of $312,500,000; provided, further, however, that the maximum L/C Commitment automatically shall be increased by an amount equal to fifty percent (50%) of each dollar increase by which the Total Commitments have been increased in accordance with Section 2.21, provided that one or more Issuing Lenders consents to increase its Letter of Credit Commitment by such increased amount and, if one or more Issuing Lenders consents to increase its Letter of Credit Commitment by an amount less than such increased amount, then only the total amount of such aggregate increased Letter of Credit Commitment amount.

(i)    Section 2.20 of the Credit Agreement is hereby amended by adding the following subsection (d) at the end of such Section:

“(d)     If (i) a Bankruptcy Event or a Bail-In Action with respect to a Lender Parent shall occur following the date hereof and for so long as such event shall continue or (ii) any Swingline Lender or the Issuing Lender has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, no Swingline Lender shall be required to fund any Swingline Loan and the Issuing Lender shall not be required to issue, amend or increase any Letter of Credit, unless the Swingline Lender or the Issuing Lender, as the case may be, shall have entered into arrangements with the Borrower or such Lender, satisfactory to the Swingline Lender or the Issuing Lender, as the case may be, to defease any risk to it in respect of such Lender hereunder.”.

(j)    Section 2.21 of the Credit Agreement is hereby amended by replacing the amount “$600,000,000” in such Section with the amount “$725,000,000”.

(k)    Section 7.1(c) of the Credit Agreement is hereby amended and restated to read as follows:

“(c) Minimum Net Worth Test. As of the end of each fiscal quarter, fail to maintain minimum Consolidated Tangible Net Worth of not less than (a) $987,407,400 plus (b) the sum of (i) 50% of the cumulative Consolidated Net Income, if positive, of the Loan Parties and their Subsidiaries plus (ii) 50% of the net proceeds from any equity offerings of Borrower, in each case, from and after March 31, 2017.”

(l)    Section 7.7 of the Credit Agreement is hereby deleted in its entirety and replaced with the words “Intentionally omitted”.

(m)    Schedule 1.1A of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.1A attached hereto.

Section 2.    Existing Revolving Loans. With respect to existing outstanding Revolving Loans as of the Effective Date and the increase in Total Commitments of the Lenders, on the Effective Date, Borrower shall borrow Revolving Loans from each Lender in accordance with its Commitment as of the Effective Date on a pro rata basis in an amount determined by reference to the amount of each Type of Loan (and, in the case of Eurodollar Loans, of each Eurodollar Tranche) which would then have been outstanding from such Lender if (x) each such Type or Eurodollar Tranche had been borrowed or effected on the Effective Date and (y) the aggregate amount of each such Type or Eurodollar Tranche requested to be so borrowed or effected had been proportionately increased, and shall accordingly repay on a pro rata basis outstanding Revolving Loans of each Lender with Commitments immediately prior to the Effective Date on a pro rata basis in an amount determined by reference to the amount of each Type of Loan (and, in the case of Eurodollar Loans, of each Eurodollar Tranche) which would then have been outstanding from such Lender if (x) each such Type or Eurodollar Tranche had been borrowed or effected on the Effective Date and (y) the aggregate amount of each such Type or Eurodollar Tranche requested to be so borrowed or effected had been proportionately decreased, and, if applicable in connection with such increased Commitments and repayment, Borrower shall pay all amounts due under Section 2.17. The Eurodollar Base Rate applicable to any Eurodollar Loan borrowed pursuant to the preceding sentence shall equal the rate then applicable to the Eurodollar Loans of the other Lenders in the same Eurodollar Tranche (or, until the expiration of the then-current Interest Period, such other rate as shall be agreed upon between Borrower and the relevant Lender).

Section 3.    New Lender. As of the Effective Date, Mizuho Bank, Ltd., pursuant to a New Lender Supplement dated as of the Effective Date, has become a Lender under the Credit Agreement (as amended by this Amendment) with the Commitment set forth in Schedule 1.1A attached hereto.

Section 4.    Effective Date. Subject to the satisfaction of the conditions set forth in Section 6 hereof, this Amendment shall be effective as of the date of this Amendment (the “Effective Date”).

Section 5.    Representations. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

(a)    Each of the representations and warranties contained in the Credit Agreement, as amended by this Amendment, or any of the other Loan Documents, is true and correct in all material respects (except any representations and warranties which are qualified by materiality, shall be correct and accurate in all respects) on and as of the date hereof except if any such representation or warranty was made as of a specific date, then the same shall have been true and correct in all material respects as of such specific date;

(b)    As of the date hereof and immediately after giving effect to this Amendment and the actions contemplated hereby, no Default or Event of Default has occurred and is continuing;

(c)    Borrower has all necessary corporate power and authority to execute, deliver and perform its obligations under this Amendment; the execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate action on the part of Borrower; and this Amendment has been duly and validly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d)    This Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation, the certificate of incorporation or by-laws of Borrower, or any order of any governmental authority and (iii) will not violate or result in a default under any Contractual Obligation of Borrower;

(e)    Neither the Borrower nor any Guarantor is an EEA Financial Institution.

Section 6.    Conditions to the Effectiveness of this Amendment. It shall be a condition precedent to the effectiveness of this Amendment that each of the following conditions are satisfied:

(a)    the parties hereto shall have executed and delivered counterparts of this Amendment to the Administrative Agent;

(b)    each Guarantor shall have executed and delivered a Reaffirmation of Amended and Restated Guarantee Agreement, in the form of the Reaffirmation of Guarantee Agreement attached hereto as Exhibit A;

(c)    to the extent changed since June 29, 2016, Borrower shall have delivered to the Administrative Agent updated corporate formation and organizational documents of Borrower and Guarantors (certified by Borrower, Guarantors or public officials, as appropriate), including resolutions and incumbency certificates;

(d)    Administrative Agent shall have received such opinions with respect to Borrower as Administrative Agent may require concerning the due authorization, execution, delivery and enforceability of this Amendment;

(e)    no Default or Event of Default shall exist as of the Effective Date;

(f)    Borrower shall have delivered to the Administrative Agent a duly executed Compliance Certificate and a Borrowing Base Certificate, each for the period ending March 31, 2017;

(g)    Borrower shall have delivered to Administrative Agent a copy of the filed Form 10-Q for Borrower and its Subsidiaries for the fiscal quarter ended March 31, 2017;

(h)    Borrower shall have delivered to Administrative Agent such other agreements, instruments and documents as Administrative Agent, its counsel or any Lender shall reasonably request;

(i)    Borrower shall have paid to the Administrative Agent and the Lenders all fees required to be paid in connection with this Amendment; and

(j)    Borrower shall have paid to the Administrative Agent all of the Administrative Agent’s reasonable out of pocket costs and expenses, including legal fees, incurred in connection with this Amendment.

Section 7.    Reaffirmation and Ratification. Borrower hereby: (a) reaffirms, ratifies, confirms, and acknowledges its obligations under the Loan Documents and agrees to continue to be bound thereby and perform thereunder; (b) agrees and acknowledges that all such Loan Documents and all of Borrower’s obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been modified; and (c) acknowledges and agrees that to its knowledge it has no defenses, offsets or counterclaims of any kind or nature whatsoever to its obligations under the Loan Documents.

Section 8.    Miscellaneous.

(a)    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)    Amendments, Etc. The terms of this Amendment may be waived, modified and amended only by an instrument in writing duly executed by Borrower and the Administrative Agent (with any required consent of the Lenders pursuant to the Credit Agreement). Any such waiver, modification or amendment shall be binding upon Borrower, the Administrative Agent and each Lender (including the Swingline Lender and each Issuing Lender).

(c)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower, the Administrative Agent and the Lenders (including the Swingline Lender and each Issuing Lender).

(d)    Captions. The captions and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

(e)    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

(f)    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

MERITAGE HOMES CORPORATION, as Borrower

By:	/s/ Hilla Sferruzza
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief Financial Officer and Secretary

[Signatures continue on the next page.]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Lender, Swingline Lender and as a Class A Lender

By:	/s/ Chiara Carter
Name:	Chiara Carter
Title:	Executive Director

[Signatures continue on the next page.]

CITIBANK, N.A., as a Class A Lender

By:	/s/ Michael Vondriska
Name:	Michael Vondriska
Title:	Vice President

[Signatures continue on the next page.]

BANK OF AMERICA, N.A., as a Class A Lender and an Issuing Lender

By:	/s/ Thomas W. Nowak
Name:	Thomas A. Nowak
Title:	Vide President

REGIONS BANK, as a Class A Lender and an Issuing Lender

By:	/s/ Randall S. Reid
	Name:	Randall S. Reid
	Title:	Senior Vice President

[Signatures continue on the next page.]

U.S. BANK NATIONAL ASSOCIATION, as a Class A Lender and an Issuing Lender

By:	/s/ Adrian B. Montero
	Name:	Adrian B. Montero
	Title:	Senior Vice President

[Signatures continue on the next page.]

ROYAL BANK OF CANADA, as a Class A Lender

By:	/s/ Sheena Lee
	Name:	Sheena Lee
	Title:	Authorized Signatory

[Signatures continue on the next page.]

PNC BANK, NATIONAL ASSOCIATION, as a Class A Lender

By:	/s/ J. Richard Litton
	Name:	J. Richard Litton
	Title:	Senior Vice President

[Signatures continue on the next page.]

ZB, N.A. dba National Bank of Arizona, a national banking association, as a Class A Lender

By:	/s/ Eric Damko
Name:	Eric Damko
Title:	Vice President

[Signatures continue on the next page.]

TEXAS CAPITAL BANK, N.A., as a Class A Lender

By:	/s/ Carolynn Alexander
Name: Carolynn Alexander
Title: Senior Vice President

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COMERICA BANK, as a Class A Lender

By:	/s/ Casey L. Stevenson
	Name:	Casey L. Stevenson
	Title:	Vice President

[Signatures continue on the next page.]

FLAGSTAR BANK, FSB, as a Class A Lender

By:	/s/ Philip Trujillo
Name:	Philip Trujillo
Title:	Vice President

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MIZUHO BANK, LTD., as a Class A Lender

By:	/s/ John Davies
Name:	John Davies
Title:	Authorized Signatory

EXHIBIT A

REAFFIRMATION OF AMENDED AND RESTATED GUARANTEE AGREEMENT

As consideration for the agreements and covenants contained in the within Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned (“Guarantor”), as a guarantor under that certain Amended and Restated Guarantee Agreement, dated as of June 13, 2014, as reaffirmed by that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of July 9, 2015 and that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of June 29, 2016 (collectively, the “Guarantee Agreement”), delivered to the Administrative Agent in connection with the extension of credit made by the Lenders pursuant to the Credit Agreement referred to above, hereby acknowledges, covenants and agrees as follows:

1.    By the execution hereof, such Guarantor hereby consents to the within Amendment and all the modifications to the Loan Documents contemplated in connection therewith.

2.    References to the Guarantee Agreement in any or all of the Loan Documents shall be deemed to include references to the Guarantee Agreement as reaffirmed and ratified by this Reaffirmation of Guarantee Agreement.

3.    Such Guarantor reaffirms that the Guarantee Agreement remains unchanged and in full force and effect.

4.    Such Guarantor reaffirms all of its respective obligations contained in the Guarantee Agreement, which shall remain in full force and effect for all the obligations of such Guarantor now or hereafter owing to Administrative Agent (on behalf of the Lenders) pursuant to the terms and conditions of the Guarantee Agreement and acknowledges, agrees, represents and warrants that no agreements exist with respect to the Guarantee Agreement or with respect to the obligations of the Guarantor thereunder except those specifically set forth in this Reaffirmation of Guarantee Agreement.

5.    As of the date hereof and immediately after giving effect to this Amendment and the actions contemplated thereby, each of the representations and warranties of such Guarantor contained in the Guarantee Agreement, as amended by this Amendment, is true and correct in all material respects.

6.    Such Guarantor acknowledges and agrees that it has entered into and delivered this Reaffirmation of Guarantee Agreement of Guarantor’s own free will, voluntarily and without coercion or duress of any kind, and has been represented in connection herewith by counsel of its choice and is fully aware of the terms contained in this Reaffirmation of Guarantee Agreement.

7.    Such Guarantor represents and warrants that it is not an EEA Financial Institution.

[Signature page follows.]

IN WITNESS WHEREOF, each Guarantor has caused this Reaffirmation of Amended and Restated Guarantee to be duly executed and delivered as of May     , 2017.

GUARANTORS:

MERITAGE PASEO CROSSING, LLC

By:	Meritage Homes of Arizona, Inc.
Its:	Sole Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE PASEO CONSTRUCTION, LLC

By:	Meritage Homes Construction, Inc.
Its:	Sole Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant Secretary

MERITAGE HOMES OF ARIZONA, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant Secretary

MERITAGE HOMES CONSTRUCTION, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant Secretary

[Signatures continue on the next page.]

Signature Page to Reaffirmation

MERITAGE HOMES OF TEXAS HOLDING, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and-Assistant
Secretary

MERITAGE HOMES OF CALIFORNIA, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF TEXAS JOINT VENTURE HOLDING COMPANY, LLC

By:	Meritage Homes of Texas, LLC
Its:	Sole Member

By:	Meritage Homes of Texas Holding, Inc.
Its:	Sole Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOLDINGS, L.L.C.

By:	Meritage Homes of Texas Holding, Inc.
Its:	Sole Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

[Signatures continue on the next page.]

Signature Page to Reaffirmation

MERITAGE HOMES OF NEVADA, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MTH-CAVALIER, LLC

By:	Meritage Homes Construction, Inc.
Its:	Sole Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MTH GOLF, LLC

By:	Meritage Homes Construction, Inc.
Its:	Sole Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF COLORADO, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

[Signatures continue on the next page.]

Signature Page to Reaffirmation

MERITAGE HOMES OF FLORIDA, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

CALIFORNIA URBAN HOMES, LLC

By:	Meritage Homes of California, Inc.
Its:	Sole Member and Manager

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF TEXAS, LLC

By:	Meritage Homes of Texas Holding, Inc.
Its:	Sole Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OPERATING COMPANY, LLC

By:	Meritage Holdings, L.L.C.
Its:	Manager

By:	Meritage Homes of Texas Holding, Inc.
Its:	Sole Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

[Signatures continue on the next page.]

Signature Page to Reaffirmation

WW PROJECT SELLER, LLC

By:	Meritage Paseo Crossing, LLC
Its:	Sole Member

By:	Meritage Homes of Arizona, Inc.
Its:	Sole Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF THE CAROLINAS, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

CAREFREE TITLE AGENCY, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

M&M FORT MYERS HOLDINGS, LLC

By:	Meritage Paseo Crossing, LLC
Its:	Sole Member and Manager

By:	Meritage Homes of Arizona, Inc.
Its:	Sole Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

[Signatures continue on the next page.]

Signature Page to Reaffirmation

MERITAGE HOMES OF FLORIDA REALTY LLC

By:	Meritage Homes of Florida, Inc.
Its:	Manager and Sole Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF TENNESSEE, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF SOUTH CAROLINA, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MTH REALTY LLC

By:	Meritage Paseo Crossing, LLC
Its:	Manager and Sole Member

By:	Meritage Homes of Arizona, Inc.
Its:	Sole Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

[Signatures continue on the next page.]

Signature Page to Reaffirmation

MERITAGE HOMES OF GEORGIA, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MTH GA REALTY LLC

By:	Meritage Homes of Georgia, Inc.
Its:	Manager and Sole Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MTH SC REALTY LLC

By:	Meritage Homes of South Carolina, Inc.
Its:	Manager and Sole Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MTH SHELF CO., INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

[Signatures continue on the next page.]

Signature Page to Reaffirmation of Guarantee Agreement

MLC HOLDINGS, INC., dba MLC LAND HOLDINGS, INC.

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF GEORGIA REALTY, LLC

By:	Meritage Homes of Georgia, Inc.
Its:	Manager and Sole Member

By:
	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

Signature Page to Reaffirmation of Guarantee Agreement

Schedule 1.1A

Commitments

Lender	Class A or Class B	Commitment
JPMorgan Chase Bank, N.A.	Class A Lender	$60,000,000
Citibank, N.A.	Class A Lender	$60,000,000
Bank of America, N.A.	Class A Lender	$60,000,000
Deutsche Bank AG New York Branch	Class B Lender	$60,000,000
Royal Bank of Canada	Class A Lender	$60,000,000
PNC Bank, National Association	Class A Lender	$60,000,000
U.S. Bank National Association	Class A Lender	$60,000,000
Mizuho Bank, Ltd.	Class A Lender	$60,000,000
ZB, N.A. dba National Bank of Arizona, a national banking association	Class A Lender	$40,000,000
Regions Bank	Class A Lender	$30,000,000
Texas Capital Bank, N.A.	Class A Lender	$30,000,000
Flagstar Bank, FSB	Class A Lender	$25,000,000
Comerica Bank	Class A Lender	$20,000,000

TOTAL		$625,000,000